INVESTMENT IN MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2022
Investment In Marketable Securities
SCHEDULE OF INVESTMENT IN MARKETABLE SECURITIES

	As of December 31,
	2022	2021
Cost of investment	$89,001	$577,035
Transfer from non-marketable security	1,500	-
Dividend income from Greenpro Capital Corp.	-	18,939
Unrealized holding loss	(73,519)	(505,231)
Exchange rate effect	(295)	(1,742)
Investment in marketable securities	$16,687	$89,001